Exhibit 99.1

AMEDISYS REPORTS FOURTH QUARTER AND YEAR END 2021 FINANCIAL RESULTS

ISSUES 2022 GUIDANCE

BATON ROUGE, Louisiana (February 23, 2022) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three-month period and year ended December 31, 2021.

Three-Month Periods Ended December 31, 2021 and 2020

•	Net service revenue increased $8.6 million to $559.3 million compared to $550.7 million in 2020.

•	Net income attributable to Amedisys, Inc. of $34.0 million compared to $45.2 million in 2020.

•	Net income attributable to Amedisys, Inc. per diluted share of $1.04 compared to $1.36 in 2020.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $64.8 million compared to $78.1 million in 2020.

•	Adjusted net service revenue of $559.3 million compared to $550.7 million in 2020.

•	Adjusted net income attributable to Amedisys, Inc. of $38.8 million compared to $49.5 million in 2020.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.18 compared to $1.49 in 2020.

Years Ended December 31, 2021 and 2020

•	Net service revenue increased $142.6 million to $2,214.1 million compared to $2,071.5 million in 2020.

•	Net income attributable to Amedisys, Inc. of $209.1 million compared to $183.6 million in 2020.

•	Net income attributable to Amedisys, Inc. per diluted share of $6.34 compared to $5.52 in 2020.

Adjusted Year End Results*

•	Adjusted EBITDA of $299.6 million compared to $273.5 million in 2020.

•	Adjusted net service revenue of $2,207.6 million compared to $2,071.5 million in 2020.

•	Adjusted net income attributable to Amedisys, Inc. of $196.1 million compared to $203.3 million in 2020.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $5.95 compared to $6.11 in 2020.

*	See pages 2 and 14-16 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

2022 Guidance

•	Adjusted net service revenue is anticipated to be in the range of $2.330 billion to $2.365 billion.

•	Adjusted EBITDA is anticipated to be in the range of $275 million to $285 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $5.23 to $5.45 based on an estimated 33.2 million shares outstanding.

This guidance excludes the effects of any future acquisitions and potential share repurchases, if any are made. COVID-19 has continued to impact the operating metrics typically used to forecast both growth and cost assumptions for both core Amedisys and Contessa. We are basing our guidance on our current operating environment. COVID-19 continues to evolve in both the disease itself as well as disruptions to the healthcare systems and the economy. Any future regulations or government interventions, spike in clinicians and business development staff on quarantine, staffing shortages due to current and proposed federal, state and local vaccine mandates, reduction in elective procedures, change in patient behavior and further decline in senior living occupancy could impact our ability to achieve this guidance.

Paul B. Kusserow, Chairman and Chief Executive Officer stated, “I am very pleased with our fourth quarter and full year 2021 results. Though 2021 saw COVID-19 impact all of our lines of business, the effort our nearly 21,000 Amedisys employees showed all year is something I am incredibly proud of. While it is hard to predict when the impacts of COVID-19 will truly subside, we remain very excited about all of the opportunity ahead of us. 2022 is a year that will set us up to capitalize on the aging demographics of the U.S. population which will position us for accelerated growth in the future. We continue to lead the industry in quality, are working through new and innovative workforce optimization initiatives and are seeing tremendous interest in what a combined Amedisys and Contessa platform can offer to payors. I am excited to see all the good that Amedisys will do as we work our way through 2022 and am confident that Chris and team will continue to lead this organization to new levels of success.”

We urge caution in considering the current trends and 2022 guidance disclosed in this press release. The home health, hospice, personal care and high acuity care industries are highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Thursday, February 24, 2022, at 11:00 a.m. ET to discuss its fourth quarter and year end results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through March 24, 2022 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13726704.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted other operating income, defined as other operating income excluding certain items; (4) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (5) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice, personal care and high acuity care services. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care, recovery and rehabilitation after an operation or injury, care focused on empowering our patients to manage a chronic disease, or hospice care at the end of life. Over 3,000 hospitals and 90,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 21,000 employees in 530 care centers within 38 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 445,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: the impact of the novel coronavirus pandemic (“COVID-19”), including the measures that have been and may be taken by governmental authorities to mitigate it, on our business, financial condition and results of operations; the impact of current and proposed federal, state and local vaccine mandates, including potential staffing shortages; changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis; changes in Medicare and other medical payment levels; our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively; competition in the healthcare industry; changes in the case mix of patients and payment methodologies; changes in estimates and judgments associated with critical accounting policies; our ability to maintain or establish new patient referral sources; our ability to consistently provide high-quality care; our ability to attract and retain qualified personnel; our ability to keep our patients and employees safe; changes in payments and covered services by federal and state governments; future cost containment initiatives undertaken by third-party payors; our access to financing; our ability to meet debt service requirements and comply with covenants in debt agreements; business disruptions due to natural disasters or acts of terrorism, widespread protests or civil unrest; our ability to integrate, manage and keep our information systems secure; our ability to realize the anticipated benefits of acquisitions, investments and joint ventures; and changes in laws or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Senior Vice President, Finance	Vice President, Marketing & Communications
	(615) 928-5452	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
	(Unaudited)
Net service revenue	$559,317	$550,705	$2,214,112	$2,071,519
Other operating income	—	6,780	13,300	34,372
Cost of service, excluding depreciation and amortization	317,168	306,736	1,233,356	1,185,369
General and administrative expenses:
Salaries and benefits	125,185	119,119	474,718	449,448
Non-cash compensation	5,949	6,972	23,809	26,730
Other	53,718	49,506	212,713	192,122
Depreciation and amortization	9,138	8,847	30,901	28,802
Asset impairment charge	—	4,152	—	4,152

Operating expenses	511,158	495,332	1,975,497	1,886,623

Operating income	48,159	62,153	251,915	219,268
Other income (expense):
Interest income	—	34	49	292
Interest expense	(2,791)	(2,363)	(9,525)	(11,038)
Equity in earnings from equity method investments	1,017	1,567	4,949	3,966
Gain (loss) on equity method investments	6	—	31,098	(2,980)
Miscellaneous, net	492	649	1,745	1,311

Total other (expense) income, net	(1,276)	(113)	28,316	(8,449)

Income before income taxes	46,883	62,040	280,231	210,819
Income tax expense	(12,873)	(16,460)	(70,065)	(25,635)

Net income	34,010	45,580	210,166	185,184
Net loss (income) attributable to noncontrolling interests	37	(429)	(1,094)	(1,576)

Net income attributable to Amedisys, Inc.	$34,047	$45,151	$209,072	$183,608

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.04	$1.38	$6.41	$5.64
Weighted average shares outstanding	32,594	32,825	32,642	32,559
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.04	$1.36	$6.34	$5.52
Weighted average shares outstanding	32,823	33,243	32,972	33,268

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	As of December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$42,694	$81,808
Restricted cash	3,075	1,549
Patient accounts receivable	274,961	255,145
Prepaid expenses	10,356	10,217
Other current assets	25,598	13,265

Total current assets	356,684	361,984
Property and equipment, net of accumulated depreciation of $96,937 and $95,024	18,435	23,719
Operating lease right of use assets	101,257	93,440
Goodwill	1,196,090	932,685
Intangible assets, net of accumulated amortization of $19,900 and $22,973	111,190	74,183
Deferred income taxes	289	47,987
Other assets	73,023	33,200

Total assets	$1,856,968	$1,567,198

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$38,217	$42,674
Payroll and employee benefits	141,001	146,929
Accrued expenses	150,836	166,192
Provider relief fund advance	—	60,000
Current portion of long-term obligations	12,995	10,496
Current portion of operating lease liabilities	31,233	30,046

Total current liabilities	374,282	456,337
Long-term obligations, less current portion	432,075	204,511
Operating lease liabilities, less current portion	69,309	61,987
Other long-term obligations	4,979	33,622

Total liabilities	880,645	756,457

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 37,674,868 and 37,470,212 shares issued; and 32,509,969 and 32,814,278 shares outstanding	38	38
Additional paid-in capital	728,118	698,287
Treasury stock at cost, 5,164,899 and 4,655,934 shares of common stock	(435,868)	(319,092)
Retained earnings	639,063	429,991

Total Amedisys, Inc. stockholders’ equity	931,351	809,224
Noncontrolling interests	44,972	1,517

Total equity	976,323	810,741

Total liabilities and equity	$1,856,968	$1,567,198

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
	(Unaudited)
Cash Flows from Operating Activities:
Net income	$34,010	$45,580	$210,166	$185,184
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,138	8,847	30,901	28,802
Non-cash compensation	5,949	6,972	23,809	26,730
Amortization and impairment of operating lease right of use assets	10,183	9,991	40,364	39,140
(Gain) loss on disposal of property and equipment	(60)	47	(124)	(30)
(Gain) loss on equity method investments	(6)	—	(31,098)	2,980
Write-off of other comprehensive income	—	—	—	(15)
Deferred income taxes	9,853	(23,798)	44,582	(26,560)
Equity in earnings from equity method investments	(1,017)	(1,567)	(4,949)	(3,966)
Amortization of deferred debt issuance costs/debt discount	248	216	917	869
Return on equity method investments	1,075	1,525	5,343	5,444
Asset impairment charge	—	4,152	—	4,152
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(392)	(4,372)	(18,030)	2,114
Other current assets	(5,983)	21,036	(12,202)	(7,181)
Other assets	(79)	122	(1,017)	31
Accounts payable	(3,161)	3,568	(4,353)	1,941
Accrued expenses	(17,552)	14,245	(26,915)	39,839
Other long-term obligations	(27,011)	(10,764)	(28,796)	27,717
Operating lease liabilities	(9,273)	(9,119)	(36,645)	(34,695)
Operating lease right of use assets	(756)	(769)	(3,060)	(3,544)

Net cash provided by operating activities	5,166	65,912	188,893	288,952

Cash Flows from Investing Activities:
Proceeds from the sale of deferred compensation plan assets	9	7	135	101
Proceeds from the sale of property and equipment	4	—	144	80
Purchases of property and equipment	(1,115)	(2,337)	(6,302)	(5,332)
Investments in technology assets	(272)	—	(419)	—
Purchase of investment	(5,200)	—	(5,200)	(875)
Proceeds from sale of equity method investment	—	—	—	17,876
Acquisitions of businesses, net of cash acquired	(5,093)	765	(269,965)	(298,958)

Net cash used in investing activities	(11,667)	(1,565)	(281,607)	(287,108)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	348	255	2,054	6,325
Proceeds from issuance of stock to employee stock purchase plan	946	962	3,968	3,562
Shares withheld to pay taxes on non-cash compensation	(204)	(321)	(16,898)	(54,493)
Noncontrolling interest contributions	250	—	250	—
Noncontrolling interest distributions	(494)	(450)	(1,747)	(1,122)
Proceeds from borrowings under term loan	—	—	290,312	—
Proceeds from borrowings under revolving line of credit	—	252,200	500,700	684,200
Repayments of borrowings under revolving line of credit	—	(346,200)	(551,700)	(703,200)
Principal payments of long-term obligations	(3,250)	(2,889)	(9,143)	(10,249)
Debt issuance costs	—	—	(2,792)	—
Provider relief fund advance	(58,535)	—	(60,000)	60,000
Purchase of company stock	(14,999)	—	(99,878)	—

Net cash (used in) provided by financing activities	(75,938)	(96,443)	55,126	(14,977)
Net decrease in cash, cash equivalents and restricted cash	(82,439)	(32,096)	(37,588)	(13,133)
Cash, cash equivalents and restricted cash at beginning of period	128,208	115,453	83,357	96,490

Cash, cash equivalents and restricted cash at end of period	$45,769	$83,357	$45,769	$83,357

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$1,812	$1,305	$5,291	$6,207

Cash paid for income taxes, net of refunds received	$8,615	$20,431	$34,097	$50,721

Days revenue outstanding (1)	43.2	40.2	43.2	40.2

(1)

Our calculation of days revenue outstanding at December 31, 2021 and 2020 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended December 31, 2021 and 2020, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three-Month Periods Ended December 31,
	2021	2020
Financial Information (in millions):
Medicare	$230.1	$228.3
Non-Medicare	107.2	101.1

Net service revenue	337.3	329.4
Other operating income	—	2.5
Cost of service	193.1	186.1

Gross margin	144.2	145.8
Depreciation and amortization	1.0	1.0
Asset impairment charge	—	3.4
Other operating expenses	84.7	80.5

Operating income	$58.5	$60.9

Same Store Growth (1):
Medicare revenue	1%	6%
Non-Medicare revenue	6%	—%
Total admissions	2%	6%
Total volume (2)(6)	2%	5%
Key Statistical Data - Total (3):
Admissions	87,142	85,474
Recertifications (6)	46,390	44,820

Total volume (6)	133,532	130,294

Medicare completed episodes	78,693	80,008
Average Medicare revenue per completed episode (4)	$2,951	$2,906
Medicare visits per completed episode (5)	13.7	14.0

Visiting Clinician Cost per Visit	$98.16	$92.62
Clinical Manager Cost per Visit	$10.39	$9.38

Total Cost per Visit	$108.55	$102.00

Visits	1,778,512	1,824,557

	For the Years Ended December 31,
	2021	2020
Financial Information (in millions):
Medicare	$914.5	$847.3
Non-Medicare	439.3	401.9

Net service revenue	1,353.8	1,249.2
Other operating income	7.3	20.2
Cost of service	756.6	729.9

Gross margin	604.5	539.5
Depreciation and amortization	4.3	3.9
Asset impairment charge	—	3.4
Other operating expenses	328.5	307.2

Operating income	$271.7	$225.0

Same Store Growth (1):
Medicare revenue	8%	(1%)
Non-Medicare revenue	9%	1%
Total admissions	6%	1%
Total volume (2)(6)	5%	2%
Key Statistical Data - Total (3):
Admissions	353,075	331,354
Recertifications (6)	183,134	177,631

Total volume (6)	536,209	508,985

Medicare completed episodes	311,531	301,856
Average Medicare revenue per completed episode (4)	$2,959	$2,836
Medicare visits per completed episode (5)	13.9	14.9

Visiting Clinician Cost per Visit	$93.44	$89.62
Clinical Manager Cost per Visit	$9.75	$9.17

Total Cost per Visit	$103.19	$98.79

Visits	7,331,935	7,388,549

(1)

Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total volume includes all admissions and recertifications.
(3)	Total includes acquisitions, start-ups and denovos.
(4)

Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode for the years ended December 31, 2021 and 2020 reflects the transition to PDGM effective January 1, 2020 and the suspension of sequestration effective May 1, 2020.

(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.
(6)	Prior year amounts have been recast to conform to the current year calculation.

Segment Information - Hospice

	For the Three-Month Periods Ended December 31,
	2021	2020
Financial Information (in millions):
Medicare	$193.9	$193.5
Non-Medicare	11.0	10.4

Net service revenue	204.9	203.9
Other operating income	—	4.2
Cost of service	110.8	107.5

Gross margin	94.1	100.6
Depreciation and amortization	0.7	0.5
Asset impairment	—	0.8
Other operating expenses	54.0	48.0

Operating income	$39.4	$51.3

Same Store Growth (1):
Medicare revenue	—%	4%
Hospice admissions	(1%)	15%
Average daily census	(4%)	—%
Key Statistical Data - Total (2):
Hospice admissions	13,857	13,939
Average daily census	13,237	13,793
Revenue per day, net	$168.24	$160.72
Cost of service per day	$91.01	$84.72
Average discharge length of stay	90	102

	For the Years Ended December 31,
	2021	2020
Financial Information (in millions):
Medicare	$750.1	$710.0
Non-Medicare	41.7	40.1

Net service revenue	791.8	750.1
Other operating income	6.0	13.1
Cost of service	425.2	400.6

Gross margin	372.6	362.6
Depreciation and amortization	2.7	2.2
Asset impairment	—	0.8
Other operating expenses	198.4	175.4

Operating income	$171.5	$184.2

Same Store Growth (1):
Medicare revenue	—%	4%
Hospice admissions	2%	6%
Average daily census	(4%)	1%
Key Statistical Data - Total (2):
Hospice admissions	53,507	49,694
Average daily census	13,271	13,081
Revenue per day, net	$163.47	$156.69
Cost of service per day	$87.77	$83.67
Average discharge length of stay	94	99

(1)

Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three-Month Periods Ended December 31,
	2021	2020
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	15.1	17.4

Net service revenue	15.1	17.4
Other operating income	—	0.1
Cost of service	11.7	13.2

Gross margin	3.4	4.3
Depreciation and amortization	—	0.1
Other operating expenses	2.4	2.9

Operating income	$1.0	$1.3

Key Statistical Data - Total:
Billable hours	500,546	662,163
Clients served	7,867	10,057
Shifts	215,167	281,445
Revenue per hour	$30.09	$26.24
Revenue per shift	$69.99	$61.74
Hours per shift	2.3	2.4

	For the Years Ended December 31,
	2021	2020
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	65.0	72.2

Net service revenue	65.0	72.2
Other operating income	—	1.1
Cost of service	49.1	54.9

Gross margin	15.9	18.4
Depreciation and amortization	0.2	0.2
Other operating expenses	11.2	12.4

Operating income	$4.5	$5.8

Key Statistical Data - Total:
Billable hours	2,275,511	2,730,121
Clients served	12,074	15,019
Shifts	974,409	1,177,586
Revenue per hour	$28.54	$26.45
Revenue per shift	$66.66	$61.31
Hours per shift	2.3	2.3

Segment Information - High Acuity Care

	For the Three-Month Periods Ended December 31,
	2021	2020
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	2.0	—

Net service revenue	2.0	—
Other operating income	—	—
Cost of service	1.6	—

Gross margin	0.4	—
Depreciation and amortization	0.8	—
Other operating expenses	6.1	—

Operating loss	$(6.5)	$—

Key Statistical Data - Total:
Full risk admissions	61	—
Limited risk admissions	225	—

Total admissions	286	—
Direct medical loss ratio	54.6%	—
Number of joint ventures	8	—
Market penetration	31%	—
Patient satisfaction	97%	—

	For the Years Ended December 31,
	2021	2020
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	3.5	—

Net service revenue	3.5	—
Other operating income	—	—
Cost of service	2.5	—

Gross margin	1.0	—
Depreciation and amortization	1.3	—
Other operating expenses	10.0	—

Operating loss	$(10.3)	$—

Key Statistical Data - Total:
Full risk admissions	107	—
Limited risk admissions	413	—

Total admissions	520	—
Direct medical loss ratio	54.0%	—
Number of joint ventures	8	—
Market penetration	31%	—
Patient satisfaction	97%	—

Segment Information - Corporate

	For the Three-Month Periods Ended December 31,
	2021	2020
Financial Information (in millions):
Other operating expenses	$37.6	$44.0
Depreciation and amortization	6.6	7.3

Total operating expenses	$44.2	$51.3

	For the Years Ended December 31,
	2021	2020
Financial Information (in millions):
Other operating expenses	$163.1	$173.2
Depreciation and amortization	22.4	22.5

Total operating expenses	$185.5	$195.7

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
Net income attributable to Amedisys, Inc.	$34,047	$45,151	$209,072	$183,608
Add:
Income tax expense	12,873	16,460	70,065	25,635
Interest expense, net	2,791	2,329	9,476	10,746
Depreciation and amortization	9,138	8,847	30,901	28,802
Certain items (1)	6,412	5,815	(18,028)	26,658
Interest component of certain items (1)	(451)	(464)	(1,888)	(1,914)

Adjusted EBITDA (2) (7)	$64,810	$78,138	$299,598	$273,535

Adjusted Net Service Revenue Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
Net service revenue	$559,317	$550,705	$2,214,112	$2,071,519
Add:
Certain items (1)	—	—	(6,541)	—

Adjusted net service revenue (3) (7)	$559,317	$550,705	$2,207,571	$2,071,519

Adjusted Other Operating Income Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
Other operating income	$—	$6,780	$13,300	$34,372
Add:
Certain items (1)	—	(6,780)	(13,300)	(34,372)

Adjusted other operating income (4) (7)	$—	$—	$—	$—

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
Net income attributable to Amedisys, Inc.	$34,047	$45,151	$209,072	$183,608
Add:
Certain items (1)	4,764	4,303	(12,923)	19,727

Adjusted net income attributable to Amedisys, Inc. (5) (7)	$38,811	$49,454	$196,149	$203,335

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$1.04	$1.36	$6.34	$5.52
Add:
Certain items (1)	0.15	0.13	(0.39)	0.59

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (6) (7)	$1.18	$1.49	$5.95	$6.11

(1)	The following details the certain items for the three-month periods and years ended December 31, 2021 and 2020:

Certain Items:

	For the Three-Month Period Ended December 31, 2021	For the Year Ended December 31, 2021
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	—	(6,541)
Certain Items Impacting Other Operating Income:
CARES Act & State COVID-19 grants	—	(13,300)
Certain Items Impacting Cost of Service:
COVID-19 costs	4,323	20,780
Certain Items Impacting Operating Expenses:
Acquisition and integration costs	1,310	7,559
COVID-19 costs	140	716
Pre-acquisition legal settlement	—	1,825
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	451	1,888
Other (income) expense, net	188	(30,955)

Total	$6,412	$(18,028)

Net of tax	$4,764	$(12,923)

Diluted EPS	$0.15	$(0.39)

	For the Three-Month Period Ended December 31, 2020	For the Year Ended December 31, 2020
	(Income) Expense	(Income) Expense
Certain Items Impacting Other Operating Income:
CARES Act & State COVID-19 grants	$(6,780)	$(34,372)
Certain Items Impacting Cost of Service:
COVID-19 costs	6,568	33,967
Severance - reductions in staffing levels	—	4,633
Certain Items Impacting Operating Expenses:
Acquisition and integration costs	1,234	10,795
COVID-19 costs	177	1,562
Severance - reductions in staffing levels	—	271
Asset impairment	4,152	4,152
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	464	1,914
Other (income) expense, net	—	3,736

Total	$5,815	$26,658

Net of tax	$4,303	$19,727

Diluted EPS	$0.13	$0.59

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4)	Adjusted other operating income is defined as other operating income excluding certain items as described in footnote 1.
(5)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(6)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(7)

Adjusted EBITDA, adjusted net service revenue, adjusted other operating income, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.